UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2024

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38493	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301, Bellingham, WA	98226
(Address of principal executive offices)	(Zip Code)

(360) 685-4206
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	EXPI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure.

Settlement of Litigation

On October 1, 2024, eXp World Holdings, Inc. (the “Company”), entered into a Settlement Term Sheet (the “Settlement”) in 1925 Hooper LLC, et al. v. The National Association of Realtors et. al., Case No. 1:23-cv-05392- SEG (United States District Court for the Northern District of Georgia, Atlanta Division) (the “Hooper Lawsuit”). This Settlement is also to resolve the pending litigation in additional lawsuits, including, but not limited to, the following: Gibson et. al. v. National Association of Realtors et. al., Case No. 4:23-cv-00788-FJG (United States District Court for the Western District of Missouri, Western Division);  Grace v. The National Association of Realtors, et al., Case No. 3:23-cv-06352 (United States District Court for the Northern District of California, San Francisco Division);  Gael Fierro et al. v. The National Association of Realtors, et al., Case No. 2:24-cv-00449 (United States District Court for the Central District of California, Western Division); Willsim Latham, LLC, et al. v. MetroList Services, Inc., et al., Case No. 2:24-at-00067 (United States District Court for the Eastern District of California, Sacramento Division); Nathaniel Whaley et al. v. The National Association of Realtors, et al., Case No. 2:24-cv-00105 (United States District Court for the District of Nevada); Wang v. The National Association of Realtors, et. al., Case  No. 1:24-cv-02371-JGLC (United States District Court for the Southern District of New York); and Burton et. al. v. Bluefield Realty Group, LLC, et. al., Case No. 7:24-cv-01800-JDA (United States District Court for the District of South Carolina, Spartanburg Division) (these lawsuits, collectively with the Hooper Lawsuit, the “Lawsuits”).

The Settlement resolves all claims in the Lawsuits and similar claims on a nationwide basis against the Company (collectively, the “Claims”) and releases the Company, its subsidiaries and affiliates, and their independent contractor real estate agents in the United States from the Claims.

By the terms of the Settlement, the Company agreed to pay a total settlement amount of $34.0 million (the “Settlement Amount”) into a qualified settlement fund. In addition, the Company agreed to make certain changes to its business practices. The Company intends to use available cash to pay the Settlement Amount, which is expected to be paid as follows: 50% within thirty business days after preliminary court approval of the Settlement, and 50% on or before the one-year anniversary of initial settlement payment, which amounts will be released from escrow subject to final court approval of the Settlement.

The proposed Settlement remains subject to preliminary and final court approval and will become effective upon such final approval.

The Settlement and any actions taken to carry out the Settlement are not an admission or concession of liability, or of the validity of any claim, defense, or point of fact or law on the part of any party. The Company continues to deny the material allegations of the complaints in the Lawsuits.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing or other document by the Company under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing or document, except as expressly set forth by specific reference in such filing or document.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to the Lawsuits and the Settlement, including preliminary and final court approval of the Settlement, the amount and timing of payments pursuant to the Settlement; the expected $34.0 million pre-tax charge for the Settlement Amount and the impact of such charge on the Company’s results of operations and cash flows; and changes to the business practices of the Company and the impact that such changes may have on the business or results of operations of the Company. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include, without limitation, the ability of the parties to obtain preliminary and final court approval of the proposed Settlement and the final terms being substantially the same as those set forth in the proposed Settlement, and those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q

filed with the Securities and Exchange Commission (“SEC”) and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.expworldholdings.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: October 7, 2024	/s/ James Bramble
James Bramble
Chief Legal Counsel